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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                   FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported) February 10, 2003

                    INDIGENOUS GLOBAL DEVELOPMENT CORPORATION
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             (Exact name of registrant as specified in its charter)

                                     Utah
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                 (State or other jurisdiction of incorporation)

        0-22968                                           87-0363789
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(Commission File Number)                       (IRS Employer Identification No.)

100 BUSH STREET, SUITE 600, SAN FRANCISCO, CALIFORNIA                    94104
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(Address of principal executive offices)                              (Zip Code)

100 BUSH STREET, SUITE 225, SAN FRANCISCO, CALIFORNIA                     94104
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(FORMER ADDRESS)                                                      (Zip Code)

Registrant's telephone number, including area code: (415) 283-4757
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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

The Board of Directors of Indigenous Global Development Corporation (the "Registrant") has elected to engage Stonefield Josephson, Inc. as its principal auditors effective February 28, 2003.

Prior to engaging Stonefield Josephson, Inc. the registrant had not consulted with them on the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant's financial statements.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

                None


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:     March 31, 2003              INDIGENOUS GLOBAL DEVELOPMENT CORPORATION

                                          By: /s/ Deni Leonard
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                                              Deni Leonard, President

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